UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2020

Exantas Capital Corp.

(Exact name of registrant as specified in its charter)

Maryland	1-32733	20-2287134
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

717 Fifth Avenue
New York, NY		10022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 212-621-3210

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	XAN	New York Stock Exchange
8.625% Fixed-to-Floating Series C Cumulative Redeemable Preferred Stock	XANPrC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) The disclosure set forth below under Item 5.07 regarding the conditional resignation of Mr. Murray Levin as a director of Exantas Capital Corp. (the “Company”) is incorporated herein by reference.

(d) On June 10, 2020, the Company’s board of directors (the “Board”) appointed Thomas C. Elliott as a director of the Company. Mr. Elliott, age 47, has been the Company’s Executive Vice President - Finance and Operations since February 2017 and was its Senior Vice President - Finance and Operations from September 2006 to February 2017 and, prior to that, was its Chief Financial Officer, Chief Accounting Officer and Treasurer from September 2005 to June 2006. He was the Company’s Senior Vice President - Assets and Liabilities Management from June 2005 until September 2005 and, before that, served as its Vice President - Finance from March 2005. Mr. Elliott has been Chief Financial Officer of Resource America, Inc. (“Resource America”) since December 2009, Executive Vice President since September 2016 and Senior Vice President since 2005. He was Senior Vice President - Finance and Operations of Resource America from 2006 to December 2009; Senior Vice President - Finance from 2005 to 2006 and Vice President - Finance from 2001 to 2005. Prior to that time, Mr. Elliott was a Vice President at Fidelity Leasing, Inc., a former equipment leasing subsidiary of Resource America, where he managed all capital market functions, including the negotiation of all securitizations and credit and banking facilities in the U.S. and Canada. Mr. Elliott also oversaw the financial controls and budgeting departments.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 10, 2020, the Company held its 2020 Annual Meeting of Stockholders at which its stockholders: (i) elected seven of the eight director nominees: Messrs. Jeffrey P. Cohen, Andrew L. Farkas, William B. Hart, Gary Ickowicz, Steven J. Kessler, P. Sherrill Neff and Henry R. Silverman to serve until the next annual meeting of stockholders in 2021; (ii) approved, in an advisory vote, the compensation of the Company’s named executive officers and (iii) ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020.

The voting results were as follows:

Election of Directors	Shares For	Shares Against	Abstentions	Broker Non-Votes
Mr. Cohen	17,894,815	468,528	54,125	8,886,880
Mr. Farkas	17,852,899	507,068	57,501	8,886,880
Mr. Hart	14,991,849	3,357,337	68,282	8,886,880
Mr. Ickowicz	14,983,785	3,371,128	62,555	8,886,880
Mr. Kessler	12,925,599	5,424,128	67,741	8,886,880
Mr. Levin	4,244,582	14,113,406	59,480	8,886,880
Mr. Neff	13,140,380	5,206,912	70,176	8,886,880
Mr. Silverman	18,009,776	342,865	64,827	8,886,880

A proposal to approve, in an advisory vote, the compensation of the Company’s named executive officers:

Shares For	Shares Against	Abstentions	Broker Non-Votes
9,208,649	8,887,320	321,499	8,886,880

A proposal to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020:

Shares For	Shares Against	Abstentions
26,604,256	447,142	252,950

Pursuant to the Company’s Corporate Governance Guidelines, a director nominee must tender a conditional offer of resignation subject to acceptance or rejection by the Company’s Board in the event the director received a greater number of votes “against” his or her election than votes “for” such election. Mr. Levin received more votes against than for his election and, accordingly, tendered his conditional resignation to the Board following the Company’s 2020 Annual Meeting of Stockholders. In accordance with the Company’s Corporate Governance Guidelines, the Nominating and Governance Committee of the Board considered whether to recommend that the Board accept or reject Mr. Levin’s conditional resignation. The Nominating and Governance Committee recommended that the Board reject Mr. Levin’s resignation offer. On June 10, 2020, the Board considered the Nominating and Governance Committee’s recommendation. After deliberating thoroughly and considering a number of factors relative to the best interests of the Company and its stockholders, the Board determined not to accept the resignation of Mr. Levin for the reasons described below. Mr. Levin did not participate in the Nominating and Governance Committee’s or the Board’s discussions regarding his resignation or future Board and committee service.

Mr. Levin has served as a director of the Company since March 2005. As disclosed in the Company’s proxy statement, Mr. Levin has a lengthy and diverse legal background and has practiced complex litigation law for over 40 years. During his tenure, Mr. Levin contributed significantly to the meetings of the Board as well as to the governance of the Company. Mr. Levin has served the Board and the shareholders by chairing one standing committee, serving on another standing committee and chairing a special committee over the past few years. The Board noted that although Mr. Levin likely did not receive enough “for” votes due to the fact that he did not attend at least 75% of the board and committee meetings in 2019, he has traditionally attended well over 75% of such meetings and has attended 100% of such meetings to date in 2020. Additionally, the Board placed value on Mr. Levin’s institutional knowledge, expertise and familiarity with the Company and its business resulting from his long tenure. Given his contributions to the Board, and the skills and knowledge he is expected to continue to bring to the Board, the Committee recommended that his service as a director be continued and the Board agreed with that recommendation.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.
Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXANTAS CAPITAL CORP.

Date:	June 11, 2020
		By:	/s/ Michele R. Weisbaum
Michele R. Weisbaum
Senior Vice President, Chief
Legal Officer and Secretary